Exhibit 99.1

Dolby Laboratories Reports Third Quarter Fiscal 2015 Financial Results

SAN FRANCISCO--(BUSINESS WIRE)--July 22, 2015--Dolby Laboratories, Inc. (NYSE:DLB) today announced the Company's financial results for the third quarter (Q3) of fiscal year 2015. For the third quarter, Dolby reported total revenue of $231.7 million, compared to $223.4 million for the third quarter of fiscal year 2014.

Third quarter GAAP net income was $35.5 million, or $0.34 per diluted share, compared to $39.8 million, or $0.38 per diluted share, for the third quarter of fiscal 2014. On a non-GAAP basis, third quarter net income was $51.4 million, or $0.49 per diluted share, compared to $54.3 million, or $0.52 per diluted share, for the third quarter of fiscal 2014. Dolby's non-GAAP measures are described and reconciled to the corresponding GAAP measures at the end of this release.

"Despite signs of near-term weakness in consumer markets, our core business remains strong and our growth initiatives continue to advance," said Kevin Yeaman, President and CEO, Dolby Laboratories. "The first five Dolby Cinema locations in the US opened this quarter and have been met with spectacular audience and industry reactions."

Dividend

Dolby today announced a cash dividend of $0.10 per share of Class A and Class B common stock, payable on August 11, 2015, to stockholders of record as of the close of business on August 3, 2015.

Financial Outlook

Q4 2015

Dolby estimates that total revenue for the fourth quarter (Q4) of 2015 will range from $230 million to $240 million. Gross margin percentages are projected to range between approximately 89 percent and 90 percent on a GAAP basis and between 90 percent and 91 percent on a non-GAAP basis.

Dolby anticipates that operating expenses will be between $167 million and $170 million on a GAAP basis and between $148 million and $151 million on a non-GAAP basis.

Dolby estimates that diluted earnings per share will be between $0.27 and $0.33 on a GAAP basis and between $0.43 and $0.49 on a non-GAAP basis.

Dolby estimates that its fiscal Q4 2015 effective tax rate will be approximately 26 percent on both a GAAP and non-GAAP basis.

Fiscal Year 2015

Dolby anticipates that total revenue will range from $970 million to $980 million.

Dolby anticipates that operating expenses will be between $658 million and $661 million on a GAAP basis and between $583 million and $586 million on a non-GAAP basis.

Conference Call Information

Members of Dolby management will lead a conference call open to all interested parties to discuss Q3 fiscal 2015 financial results for Dolby Laboratories at 2:00 p.m. PT (5:00 p.m. ET) on Wednesday, July 22, 2015. Access to the teleconference will be available over the Internet from http://investor.dolby.com/events.cfm or by dialing 1-888-206-4836. International callers can access the conference call at 1-913-312-0413.

A replay of the call will be available from 5:00 p.m. PT on Wednesday, July 22, 2015, until 9:00 p.m. PT on Wednesday, July 29, 2015, by dialing 1-877-870-5176 (international callers can access the replay by dialing 1-858-384-5517) and entering the confirmation code 9706853. An archived version of the teleconference will also be available on the Dolby Laboratories website, http://investor.dolby.com/events.cfm.

Non-GAAP Financial Information

To supplement Dolby's financial statements presented on a GAAP basis, Dolby provides certain non-GAAP financial measures. These measures are adjusted to exclude amounts related to stock-based compensation, expense associated with dividend equivalents paid on restricted stock units, the amortization of intangibles from business combinations, restructuring charges, and the related tax impact of these items. Dolby presents non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Dolby's operating results in a manner that focuses on what Dolby's management believes to be its ongoing business operations. Dolby's management believes it is useful for itself and investors to review both GAAP and non-GAAP measures in order to assess the performance of Dolby's business for planning and forecasting in subsequent periods. Dolby's management does not itself, nor does it suggest that investors should, consider non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Whenever Dolby uses non-GAAP financial measures, it provides a reconciliation of the non-GAAP financial measures to the most closely applicable GAAP financial measures. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures as detailed above. Investors are also encouraged to review Dolby's GAAP financial statements as reported in its US Securities and Exchange Commission (SEC) filings. A reconciliation between GAAP and non-GAAP financial measures is provided at the end of this press release and on Dolby's investor relations website at http://investor.dolby.com.

Forward-Looking Statements

Certain statements in this press release, including, but not limited to, statements relating to Dolby's expected financial results for Q4 2015 and fiscal 2015, our ability to advance our long-term objectives, and future quarterly dividend payments are "forward-looking statements" that are subject to risks and uncertainties. These forward-looking statements are based on management's current expectations, and as a result of certain risks and uncertainties, actual results may differ materially from those projected. The following important factors, without limitation, could cause actual results to differ materially from those in the forward-looking statements: risks associated with trends in the markets in which Dolby operates, including the personal computer, DVD, and Blu-ray Disc™, broadcast, consumer electronics, gaming, mobile, and automobile markets; the loss of, or reduction in sales by, a key customer or licensee; pricing pressures; risks associated with the rate at which OEMs include optical disc playback in Windows® 8 and Windows® 10 devices and the rate of consumer adoption of Windows operating systems; risks that a shift from disc-based media to online media content could result in fewer devices with Dolby® technologies; risks associated with the effects of macroeconomic conditions, including trends in consumer spending; risks relating to the expiration of patents; the timing of Dolby's receipt of royalty reports and payments from its licensees, including back payments; timing of revenue recognition under licensing agreements and other contractual arrangements; Dolby's accuracy of calculation of royalties due to its licensors; Dolby's ability to develop, maintain, and strengthen relationships with industry participants; Dolby's ability to develop and deliver innovative technologies in response to new and growing markets; competitive risks; risks associated with conducting business in China and other countries that have historically limited recognition and enforcement of intellectual property and contractual rights; risks associated with the health of the motion picture industry generally; the development and growth of the market for digital cinema and digital 3D and Dolby's ability to successfully penetrate this market; Dolby's ability to expand its business generally, and to expand its business beyond sound technologies to other technologies related to digital entertainment delivery; risks associated with acquiring and successfully integrating businesses or technologies; and other risks detailed in Dolby's SEC filings and reports, including the risks identified under the section captioned "Risk Factors" in its most recent quarterly report on Form 10-Q. Dolby disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events, or otherwise.

About Dolby Laboratories

Dolby Laboratories (NYSE:DLB) creates audio, video, and voice technologies that transform entertainment and communications in mobile devices, at the cinema, at home, and at work. For 50 years, sight and sound experiences have become more vibrant, clear, and powerful in Dolby. For more information, please visit www.dolby.com.

Dolby and the double-D symbol are registered trademarks of Dolby Laboratories. Dolby Cinema is a trademark of Dolby Laboratories. Blu-ray Disc is a trademark of Blu-ray Disc Association. Windows is a registered trademark of Microsoft Corporation. S15/29000 DLB-F

DOLBY LABORATORIES, INC. INTERIM CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (in thousands, except per share amounts)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	June 26, 2015	June 27, 2014	June 26, 2015	June 27, 2014
Revenue:
Licensing	$204,855	$205,625	$664,786	$669,901
Products	22,596	12,971	58,844	45,638
Services	4,251	4,754	14,260	17,680
Total revenue	231,702	223,350	737,890	733,219

Cost of revenue:
Cost of licensing	1,347	4,389	8,615	12,132
Cost of products	20,027	10,860	50,848	34,941
Cost of services	3,506	3,620	9,976	10,683
Total cost of revenue	24,880	18,869	69,439	57,756

Gross margin	206,822	204,481	668,451	675,463

Operating expenses:
Research and development	45,508	46,786	150,703	136,047
Sales and marketing	70,782	63,602	204,740	188,809
General and administrative	45,587	44,205	135,956	132,570
Restructuring charges/(credits)	—	(688)	(39)	2,613
Total operating expenses	161,877	153,905	491,360	460,039

Operating income	44,945	50,576	177,091	215,424

Other income/expense:
Interest income	1,453	959	3,444	2,533
Interest expense	(69)	(251)	(115)	(456)
Other income/(expense), net	1,049	530	1,159	(2,064)
Total other income/(expense)	2,433	1,238	4,488	13

Income before income taxes	47,378	51,814	181,579	215,437
Provision for income taxes	(11,522)	(11,251)	(45,254)	(53,079)
Net income including controlling interest	35,856	40,563	136,325	162,358
Less: net (income) attributable to controlling interest	(350)	(784)	(1,488)	(2,196)
Net income attributable to Dolby Laboratories, Inc.	$35,506	$39,779	$134,837	$160,162

Net Income Per Share:
Basic	$0.35	$0.39	$1.32	$1.57
Diluted	$0.34	$0.38	$1.29	$1.55
Weighted-Average Shares Outstanding:
Basic	102,670	102,350	102,494	102,131
Diluted	104,105	103,942	104,127	103,605

Cash dividend declared per common share	$0.10	$—	$0.30	$—

DOLBY LABORATORIES, INC. INTERIM CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands, except share and per share amounts)

	June 26, 2015	September 26, 2014
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$470,868	$568,472
Restricted cash	1,919	2,142
Short-term investments	165,833	231,208
Accounts receivable, net	103,921	86,168
Inventories	20,070	8,536
Deferred taxes	87,367	86,445
Prepaid expenses and other current assets	45,551	22,880
Total current assets	895,529	1,005,851
Long-term investments	373,498	296,335
Property, plant and equipment, net	386,448	289,755
Intangible assets, net	117,726	63,700
Goodwill	312,454	277,574
Deferred taxes	56,217	41,746
Other non-current assets	9,763	9,051
Total assets	$2,151,635	$1,984,012

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$27,566	$15,898
Accrued liabilities	163,776	158,376
Income taxes payable	—	2,600
Deferred revenue	18,016	12,496
Total current liabilities	209,358	189,370
Long-term deferred revenue	29,661	19,279
Other non-current liabilities	72,633	43,715
Total liabilities	311,652	252,364

Stockholders’ equity:
Class A common stock	53	51
Class B common stock	51	52
Additional paid-in capital	65,586	46,415
Retained earnings	1,764,578	1,660,485
Accumulated other comprehensive income/(loss)	(7,391)	3,014
Total stockholders’ equity – Dolby Laboratories, Inc.	1,822,877	1,710,017
Controlling interest	17,106	21,631
Total stockholders’ equity	1,839,983	1,731,648
Total liabilities and stockholders’ equity	$2,151,635	$1,984,012

DOLBY LABORATORIES, INC. INTERIM CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (in thousands) (unaudited)

	Fiscal Quarter Ended		Fiscal Year-To-Date Ended
	June 26, 2015	June 27, 2014	June 26, 2015	June 27, 2014
Operating activities:
Net income including controlling interest	$35,856	$40,563	$136,325	$162,358
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	17,189	13,877	50,767	38,991
Stock-based compensation	16,313	15,966	50,822	48,773
Amortization of premium on investments	2,413	2,462	7,224	7,056
Excess tax benefit from exercise of stock options	(437)	(295)	(2,532)	(1,857)
Provision for doubtful accounts	457	118	(30)	625
Deferred income taxes	(7,407)	(3,634)	(15,088)	(9,936)
Other non-cash items affecting net income	676	(488)	1,928	2,455
Changes in operating assets and liabilities:
Accounts receivable	(5,860)	13,767	(9,317)	1,581
Inventories	3,841	1,014	5,238	2,654
Prepaid expenses and other assets	(134)	(662)	(6,179)	(1,801)
Accounts payable and other liabilities	(22,132)	11,696	(18,909)	17,033
Income taxes, net	6,226	(1,556)	18,290	11,830
Deferred revenue	1,672	(180)	7,158	(7,956)
Other non-current liabilities	(496)	(100)	420	162
Net cash provided by operating activities	48,177	92,548	226,117	271,968

Investing activities:
Purchase of investments	(162,483)	(124,520)	(357,096)	(303,350)
Proceeds from sales of investment securities	100,562	76,873	220,636	140,297
Proceeds from maturities of investment securities	37,660	24,200	117,545	105,602
Purchases of property, plant and equipment	(41,296)	(19,250)	(119,787)	(37,122)
Payments for business acquisitions, net of cash acquired	—	—	(93,516)	—
Purchase of intangible assets	(16,300)	(7,550)	(22,716)	(19,950)
Proceeds from sale of property, plant and equipment and assets held for sale	15	3,313	18	3,355
Change in restricted cash	237	10	223	(159)
Net cash used in investing activities	(81,605)	(46,924)	(254,693)	(111,327)

Financing activities:
Proceeds from issuance of common stock	15,419	6,683	28,057	24,147
Repurchase of common stock	(15,592)	(29,298)	(47,956)	(40,958)
Payment of cash dividend	(10,274)	—	(30,744)	—
Distribution to controlling interest	—	—	(5,628)	—
Excess tax benefit from the exercise of stock options	437	295	2,532	1,857
Shares repurchased for tax withholdings on vesting of restricted stock	(1,109)	(863)	(12,918)	(9,221)
Net cash used in financing activities	(11,119)	(23,183)	(66,657)	(24,175)

Effect of foreign exchange rate changes on cash and cash equivalents	1,421	(1,243)	(2,371)	(766)
Net increase/(decrease) in cash and cash equivalents	(43,126)	21,198	(97,604)	135,700
Cash and cash equivalents at beginning of period	513,994	568,899	568,472	454,397
Cash and cash equivalents at end of period	$470,868	$590,097	$470,868	$590,097

GAAP to Non-GAAP Reconciliations
(In millions, except per share data)

The following tables present Dolby's GAAP financial measures reconciled to the non-GAAP financial measures included in this release for the third quarter of fiscal 2015 and 2014:

Net income:	Fiscal Quarter Ended
	June 26, 2015	June 27, 2014
GAAP net income	$35.5	$39.8
Stock-based compensation	16.3	16.0
RSU dividend equivalent	0.6	0.7
Amortization of acquired intangibles	4.1	2.9
Restructuring charges, net	—	(0.7)
Income tax adjustments	(5.1)	(4.4)
Non-GAAP net income	$51.4	$54.3

Diluted earnings per share:	Fiscal Quarter Ended
	June 26, 2015	June 27, 2014
GAAP diluted earnings per share	$0.34	$0.38
Stock-based compensation	0.16	0.15
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.04	0.03
Restructuring charges, net	—	(0.01)
Income tax adjustments	(0.06)	(0.04)
Non-GAAP diluted earnings per share	$0.49	$0.52

Shares used in computing diluted earnings per share (in millions)	104	104

The following tables present a reconciliation between GAAP and non-GAAP versions of the estimated financial amounts for the fourth quarter of fiscal 2015 and fiscal year 2015 included in this release:

Gross margin:	Q4 2015
GAAP gross margin (low - high end of range)	89% - 90%
Stock-based compensation	0.1%
Amortization of acquired intangibles	0.9%
Non-GAAP gross margin (low - high end of range)	90% - 91%

Operating expenses:	Q4 2015	Fiscal 2015
GAAP operating expenses (low - high end of range)	$167 - $170	$658 - $661
Stock-based compensation	(16)	(66)
RSU dividend equivalent	(1)	(2)
Amortization of acquired intangibles	(2)	(7)
Non-GAAP operating expenses (low - high end of range)	$148 - $151	$583 - $586

Diluted earnings per share:	Q4 2015
	Low	High
GAAP diluted earnings per share	$0.27	$0.33
Stock-based compensation	0.16	0.16
RSU dividend equivalent	0.01	0.01
Amortization of acquired intangibles	0.04	0.04
Income tax adjustments	(0.05)	(0.05)
Non-GAAP diluted earnings per share	$0.43	$0.49

Shares used in computing diluted earnings per share (in millions)	104	104

CONTACT:
Dolby Laboratories, Inc.
Investor Contact:
Elena Carr, 415-645-5583
investor@dolby.com
Media Contact:
Sean Durkin, 415-645-5176
news@dolby.com